Exhibit 32.2

CERTIFICATION OF CHIEF FINANCIAL OFFICER

PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the annual report of Tennant Company (the “Company”) on Form 10-K for the period ended December 31, 2019 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Andrew Cebulla, Vice President and interim Chief Financial Officer, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in this periodic report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:	February 27, 2020	/s/ Andrew Cebulla
Andrew Cebulla
Vice President, Finance and Corporate Controller; Interim Chief Financial Officer and Interim Principal Accounting Officer